Supplement dated November 6, 2014 to

Statement of Additional Information of dated October 10, 2014

The Victory Portfolios

This Statement of Additional Information (“SAI”) is being revised as follows:

1.              Effective October 31, 2014, two new Trustees were appointed to the Board of Trustees. Accordingly, the following information is added to the chart under the  SAI section MANAGEMENT OF THE TRUST:

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
Thomas D. Eckert, 67	Trustee	October 2014

Retired (since 10/14); Chairman, Capital Automotive Real Estate Services, Inc. (real estate investment operating company specializing in retail automotive properties) (9/11 to 10/14); President and Chief Executive Officer, Capital Automotive Real Estate Services, Inc. (12/05 to 9/11).

NVR, Inc. (homebuilding and mortgage banking) (since 12/11); Chesapeake Lodging Trust (real estate investment trust) (since 1/10); DuPont Fabros Technology, Inc. (real estate investment trust) (since 10/07); Trustee, Munder Series Trust (2/93 - 10/14) (11 portfolios)

Thomas P. Lemke, 60	Trustee	October 2014	Retired (since 4/13); Executive Vice President and General Counsel, Legg Mason, Inc. (asset management) (2/05-3/13).

AXA Premier VIP Trust (36 portfolios) (since 1/14); The Advisors’ Inner Circle Fund III (6 portfolios) (since 3/14); J.P. Morgan Exchange-Traded Fund Trust (4 portfolios) (since 5/14); Munder Series Trust (1/14-10/14) (11 portfolios)

Experience and qualifications of the Trustees.

The following summarizes the experience and qualifications of the Trustees.

•                  Thomas D. Eckert. Mr. Eckert was the President and Chief Executive Officer of Capital Automotive Real Estate Services, Inc., a real estate investment operating company specializing in retail automotive properties. Mr. Eckert’s strategic planning, organizational and leadership skills combined with his previous position as Chairman and Trustee of the Munder Funds Board will help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures.

•                  Thomas P. Lemke. Mr. Lemke has extensive experience in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency. In addition, Mr. Lemke has a background in controls, including legal, compliance, risk management, and served as general counsel for several financial services firms. The Board believes that Mr. Lemke’s broad and diverse industry experience combined with his previous position as Trustee with the Munder Funds Board will allow him to provide the Board with significant insight into the regulatory and control requirements to which the fund industry is subject and assist the Board in carrying out its oversight responsibilities.

Fund ownership.

As of the date of this SAI, the Funds have not yet commenced operations and no shares of the Funds were outstanding. The following tables show the dollar ranges of shares of all other series of the Victory Fund Complex beneficially owned by the Trustees as of December 31, 2013. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). Except as stated below, as of May 31, 2014, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust other than the Funds.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Eckert*	N/A	N/A
Mr. Lemke*	N/A	N/A

* Appointed to the Board effective October 31, 2014. As of December 31, 2013, Mr. Eckert owned the following securities of the Predecessor Funds:

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Eckert	International Small-Cap Fund - Over $100,000 Veracity Small-Cap Value Fund - Over $100,000	Over $100,000

Remuneration of Trustees and the Chief Compliance Officer.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended October 31, 2013. As of October 31, 2013, there were 16 mutual funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Eckert*	N/A	N/A
Mr. Lemke*	N/A	N/A

* Appointed to the Board effective October 31, 2014.

2.              The following information is inserted after the SAI section “ADVISORY AND OTHER CONTRACTS—The Advisory and Sub-Advisory Agreements”:

Expense Limitation Agreements and Reimbursement of the Adviser.

For each of the Funds, the Adviser has contractually agreed to waive, pursuant to the Victory Expense Limitation Agreement, its advisory fee and/or to reimburse expenses so that each class of each Fund’s total annual operating expenses (excluding Acquired Fund Fees and Expenses (as interpreted by the SEC from time to time) and certain other items such as interest, taxes, certain extraordinary expenses and brokerage commissions) does not exceed a specified amount as stated in the Prospectus for each Fund. The Victory Expense Limitation Agreement will remain in place for the Funds through October 31, 2016. Under the the Adviser Expense Limitation Agreement, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed with respect to each Fund for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

Prior to the Reorganizations, pursuant to the Munder Expense Limitation Agreement, Munder contractually agreed to waive or limit fees or to assume other expenses of certain of the Predecessor Funds so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses) did not exceed a specified amount.

In addition, prior to the Reorganizations, Munder had entered into a Reimbursement Agreement pursuant to which certain Predecessor Funds (Munder Emerging Markets Small-Cap Fund, Munder Integrity Mid-Cap Value Fund, Munder Integrity Small/Mid-Cap Value Fund, Munder Veracity Small-Cap Value Fund, Munder International Small-Cap Fund, and Munder International Fund—Core Equity) may reimburse Munder at a later date for the fees it waived or limited and other expenses assumed and paid by Munder pursuant to the Munder Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to Munder did not cause Total Net Annual Operating Expenses (other than those excluded for purposes of the Munder Expense Limitation Agreement) of the Predecessor Fund to exceed the limits stated in the Munder Expense Limitation Agreement and the Munder Funds board of trustees has approved in advance such reimbursement to Munder.  Following the Reorganizations, the Adviser may seek reimbursement from a Fund of any amounts previously waived or reimbursed by Munder with respect to the respective Predecessor Funds that were available for repayment to Munder prior to the Reorganization. The Adviser may only seek such recoupment provided the respective Fund’s actual total net annual operating expenses (excluding Acquired Fund Fees and Expenses and certain other items such as interest, taxes and brokerage commissions) are below the lower of (1) the expense limitation in place with respect to the Predecessor Fund at the time of the original recoupment, and (2) any expense limitation in place with respect to the respective Fund at the time the recoupment is sought.

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